SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2003

VERITAS SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26247	77-0507675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Ellis Street
Mountain View, California 94043
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Item 5. Other Events and Regulation FD Disclosure

     As a result of the restatement announced on January 17, 2003 by VERITAS Software Corporation (the “Company”), the Company’s financial information contained in the Company’s previously filed annual reports on Form 10-K for the fiscal years ended December 31, 2000 and 2001 and in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2001 through September 30, 2002 and the auditors' reports for the related periods should no longer be relied upon.

Item 7. Exhibits

(c)	Exhibits

99.1	Unaudited Financial Impact of Restatement (for the years ended December 31, 2000 and 2001, and the nine months ended September 30, 2002)

Item 9. Regulation FD Disclosure

     On January 17, 2003, the Company announced that as a result of the previously disclosed review of transactions with AOL Time Warner entered into in September 2000, the Company will restate its financial results to reflect that $20 million of license and support fees paid by AOL will not be recognized as revenue and $20 million of advertising services paid to AOL will not be recorded as expense. The periods affected by the restatement will include fiscal years ended December 31, 2000 and 2001 and quarters ended December 31, 2000 though September 30, 2002.

     The transactions involved a $50 million software purchase by AOL and a $20 million advertising services purchase from AOL. The Company originally recognized $37 million of revenue in the fourth quarter of 2000 and has been recognizing the remaining $13 million in revenue over a three-year support period. The $20 million advertising services purchase was recorded as an expense as the services were provided beginning in the fourth quarter of 2000 and ending in the fourth quarter of 2001.

     The principal effect of the restatement for the year ended December 31, 2000 will be to reduce previously reported revenue of $1,207 million by $17 million, or 1.4%, and to increase previously reported net loss of $620 million by $7 million, or 1.1%. For the year ended December 31, 2001, previously reported operating expenses of $1,812 million will be reduced by $13 million, or 0.7%, and previously reported net loss of $651 million will be reduced by $8 million, or 1.2%. For the nine months ended September 30, 2002, previously reported revenue of $1,101 million will be reduced by $1 million, or 0.1%, and previously reported net income of $107 million will be reduced by less than $1 million, or 0.9%. The restatement has no effect on the Company’s cash position.

     The Company expects to file restated financial statements for the affected periods with the Securities and Exchange Commission by March 31, 2003.

     This Current Report on Form 8-K includes estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relative to the scope and timing of the Company’s restatement. Such estimates and forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could cause actual outcomes and results to differ materially from current expectations. These factors include the risk that further review of the Company’s financial reporting for these periods will require further restatement or adjustment of the applicable financial statements. For more information regarding potential risks, see the “Factors That May Affect Future Results” section of the Company’s most recent report on Form 10-K and Form 10-Q on file with the SEC. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

     The Company has furnished to the SEC as an exhibit to this Current Report on Form 8-K a table setting forth the impact of the adjustments to be reflected in the restated financial statements the Company intends to file. The information contained in this Current Report on Form 8-K, including the exhibit, has not been audited by the Company’s outside auditors.

     The information contained in Item 9 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2003

VERITAS SOFTWARE CORPORATION

	By:	/s/ Gary L. Bloom Gary L. Bloom Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Unaudited Financial Impact of Restatement (for the years ended December 31, 2000 and 2001, and the nine months ended September 30, 2002)